Other Assets and Notes Receivable (Disclosure)	12 Months Ended
Dec. 31, 2013
Notes to Consolidated Financial Statements [Abstract]
Other Assets Disclosure [Text Block]

8. Other Assets and Notes Receivables

On August 12, 2013, FMCH made an investment-type transaction by providing a credit facility to a middle-market dialysis provider in the amount of up to $200,000 to fund general corporate purposes. The transaction is in the form of subordinated notes with a maturity date of July 4, 2020 (unless prepaid) and a payment-in-kind (“PIK”) feature that will allow interest payments in the form of cash (at 10.75%) or PIK (at 11.75%). The PIK feature, if used, allows for the addition of the accrued interest to the then outstanding principal. The collateral for this loan is 100% of the equity interest in this middle-market dialysis provider. The availability period for drawdowns on this loan is 18 months ending on February 12, 2015 and amounts drawn, whether repaid or prepaid, cannot be re-borrowed. The Company assesses the recoverability of this investment based on quarterly financial statements and other information obtained, used for an assessment of profitability and business plan objectives, as well as by analyzing general economic and market conditions in which the provider operates. At December 31, 2013, $170,000 had been drawn ($165,542, net of commitment and closing fees) with $3,097 of interest income accrued. Interest is payable on a semi-annual basis for the length of the loan. The first interest payment was due and received on October 31, 2013.